SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2000


               SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
           (Exact name of registrant as specified in its charter)



============================== ======================= =========================
          Delaware                   000-27908              16-1494566
(State or other jurisdiction   Commission File Number)     (IRS Employer
          of incorporation)                              Identification No. )
============================== ======================= =========================


         15 Link Drive, Binghamton, New York                   13904
      (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code: (607) 722-2800

                                 Not Applicable
         (Former name or former  address,  if changed since last report.)






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Item 4.     Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

         By letter dated July 17, 2000, Semiconductor Laser International Corporation (the "Registrant") received notice from its independent accountant, PricewaterhouseCoopers LLP (the "Former Accountant"), that it had resigned. During the Registrant's two most recent fiscal years and through July 17, 2000, the Registrant had no disagreement with its Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such years. The reports of the Former Accountant on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that the reports for December 31, 1998 and 1999 expressed substantial doubt regarding the Registrants ability to continue as a going concern.

         The Registrant has not as yet retained a new firm of independent certified public accountants, but is in discussions with a prospective successor accounting firm and expects to engage a new firm in the near future. Promptly following the retention of a new independent accounting firm, the Registrant shall make the disclosure required by Item 304(a)(2) of Regulation S-B.

         The Registrant has provided the Former Accountant with a copy of this disclosure under Item 304(a)(1), and Exhibit 16.1 attached hereto contains the text of the Former Accountant's letter addressed to the Commission responsive to
Item 304(a)(3) of Regulation S-B.

Item 7.     Financial Statements and Exhibit.
            ---------------------------------

               (c)      Exhibit.
                        --------

               16.1 Letter, dated July 24, 2000, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding agreement with Item 4.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEMICONDUCTOR LASER
                                       INTERNATIONAL CORPORATION



                                       By: /s/ Geoffrey T. Burnham
                                       Name: Geoffrey T. Burnham
                                       Title:   Chairman of the Board, President
                                                and Chief Executive Officer

Dated:      July 24, 2000


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                                INDEX TO EXHIBIT


Exhibit No.

16.1 Letter, dated July 24, 2000, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding agreement with
                Item 4.



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                                                                EXHIBIT 16.1


  July 24, 2000

  Securities and Exchange Commission
  450 Fifth Street, N.W.
  Washington, D.C. 20549

  Commissioners:

  We have read the statements made by Semiconductor Laser International Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 24, 2000. We agree with the statements concerning our Firm in such Form 8-K.

  Very truly yours,


  PricewaterhouseCoopers LLP


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